EXHIBIT 10.8(a)

                          SCHEDULE A TO EXHIBIT 10.7(a)

The following individuals entered into Director Deferred Fee Agreements with The Ohio Valley Bank Company identified below which are identical to the Director Deferred Fee Agreement, dated January 13, 2004, between Brent A. Saunders and The Ohio Valley Bank Company filed herewith.

                                            Date of
Name                                        Director Deferred Fee Agreements
----                                        --------------------------------
Anna P. Barnitz                             January 20, 2004
W. Lowell Call                              January 13, 2004
Steven B. Chapman                           January 20, 2004
Robert E. Daniel                            June 20, 2006
Robert H. Eastman                           January 20, 2004
Harold A. Howe                              March 16, 2004
Roger D. Williams                           June 20, 2006
Lannes C. Williamson                        June 15, 2004
Thomas E. Wiseman                           January 13, 2004